Significant basis of preparation and accounting policies - Impacts to the financial statements due to the exercise of the extension and termination options (Details)	12 Months Ended
Dec. 31, 2021
Presentation of leases for lessee [abstract]
Information about lessee's exposure arising from extension options and termination options	Lease liabilities and right-of-use-asset increased by 9,076 million Won, reflecting the exercise impact of the extension and termination options during the current term.